SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549




                                 FORM 8-K

                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of Earliest Event Reported): January 10, 2001


                           VARI-L COMPANY, INC.
          (Exact Name of Registrant as Specified in its Charter)



      COLORADO                 0-23866                 06-0678347
(State of Incorporation)   (Commission File         (IRS Employer ID
                               Number)                  Number)


                            4895 Peoria Street
                          Denver, Colorado 80239
                 (Address of Principal Executive Offices)




                              (303) 371-1560
                      (Registrant's Telephone Number,
                           including Area Code)





ITEM 5.  OTHER EVENTS

     Vari-L Company, Inc.(the "Registrant") issued a press release on January 10, 2001 announcing the appointment of a new Chief Financial Officer which is attached as Exhibit 99.1 to this report and incorporated herein by reference. The Registrant also issued a press release on January 19, 2001 releasing financing information as anticipated in its announcement of December 27, 2000 which is attached as Exhibit 99.2 to this report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)     None

  (b)     None

  (c)     Exhibits

          99.1      Press Release dated January 10, 2001
          99.2      Press Release dated January 19, 2001
          99.3      Script for January 19, 2001 Conference Call

ITEM 9.  REGULATION FD DISCLOSURE

     In accordance with General Instruction B.2. of Form 8-K, the Script of the January 19, 2001 Conference Call is attached as Exhibit 99.3 to this report and incorporated herein by reference. The Script shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth in such filing.

     The conference call, which was open to the public, was also broadcast live over the Internet through Investor Broadcast Network's V-call web site.

     Pete Pappas, CEO, and Kriss Andrews, CFO, delivered prepared remarks and responded to questions from call participants. The prepared remarks are being filed with the SEC under Item 9 of Form 8-K pursuant to Regulation FD. After the prepared remarks, Pappas and Andrews were asked questions concerning cancellation charges, tax loss carryforwards, research and development costs and the composition of sales by product line and other criteria.

     One participant asked the following question: Why are the balance sheets for June 30th and September 30th, 2000 not audited?

     Mr. Pappas responded as follows: The answer is simple. The SEC does not require quarterly financial statements to be audited. Nevertheless, we are working with KPMG to prepare audited financial statements for purposes of providing that information to BankOne and other lenders who might be interested in Vari-L. Of course, in the ordinary course of business we expect that KPMG will complete an audit of our financial statements for our total fiscal year which ends on June 30th.





Date:  January 22, 2001            VARI-L COMPANY, INC.



                                   By:/s/G. Peter Pappas
                                      G. Peter Pappas
                                      Chief Executive Officer